UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2012

WireCo WorldGroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-174896	27-0061302
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

12200 NW Ambassador Drive

Kansas City, MO 64163

(816) 270-4700

(address, including zip code, and

telephone number, including area code,

of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 16, 2012, WireCo WorldGroup Inc. filed a current report on Form 8-K under Item 2.01 to report the completion of the acquisition of Royal Lankhorst Euronete Group B.V. (“Lankhorst” or the “Acquisition”) and Item 2.03 to report the issuance of debt. This Form 8-K/A amends the Form 8-K WireCo WorldGroup Inc. filed on July 16, 2012 to include the historical audited consolidated financial statements of Lankhorst required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described above, all other information in the July 16, 2012 Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Lankhorst as of and for the year ended December 31, 2011, are included herein as Exhibit 99.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information related to the Lankhorst acquisition as of June 30, 2012 and for the year ended December 31, 2011 and six months ended June 30, 2012, are included herein as Exhibit 99.2 to this Form 8-K/A.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of Lankhorst as of and for the year ended December 31, 2011

99.2	Unaudited pro forma condensed combined financial information as of June 30, 2012 and for the year ended December 31, 2011 and six months ended June 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WireCo WorldGroup Inc.
(Registrant)

September 27, 2012	By:	/s/ J. Keith McKinnish
J. Keith McKinnish
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of Lankhorst as of and for the year ended December 31, 2011

99.2	Unaudited pro forma condensed combined financial information as of June 30, 2012 and for the year ended December 31, 2011 and six months ended June 30, 2012